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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K/A
                                Amendment No. 2

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                Date of Report
                       (Date of earliest event reported)
                                  May 8, 1997


                      GEMSTAR INTERNATIONAL GROUP LIMITED
            (Exact name of registrant as specified in its charter)


        British Virgin
            Islands                      0-26878                    N/A
  (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)

135 North Los Robles Avenue, Suite 800
        Pasadena, California                              91101
(Address of principal executive offices)                (Zip Code)


                                (818) 792-5700
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

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          Item 7 of Form 8-K filed on May 22, 1997 is hereby amended in its entirety to read as follows:

"ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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          (a) Financial Statements of StarSight Telecast, Inc. (Business
              Acquired).

          StarSight's audited balance sheets as of December 31, 1996 and 1995 and the related audited statements of operations, shareholders' equity and cash flows for the twelve months ended December 31, 1996 and 1995, the six months ended December 31, 1994 and the twelve months ended June 30, 1994 (collectively, the "Audited Financial Statements") are incorporated herein by reference to "Item 8, Financial Statements and Supplementary Data" of Appendix P to the Final Joint Proxy Statement/Prospectus filed by the Company pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on April 18, 1997. The unaudited interim financial statements of StarSight required by this Item 7(a) are filed as
Exhibit 99.1

          (b) Pro Forma Financial Information.

          The pro forma financial information which is based in part upon the Audited Financial Statements is incorporated herein by reference to the section entitled "Unaudited Pro Forma Condensed Combined Financial Statements" in the Final Joint Proxy Statement/Prospectus filed by the Company pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on April 18, 1997. The interim pro forma financial information required by this Item 7(b) are filed as Exhibit 99.2.

          (c)  Exhibits.

          2.1 Agreement and Plan of Merger, dated as of December 23, 1996, by and among the Company, StarSight and Sub (incorporated by reference to Appendix A to the Final Joint Proxy
               Statement/Prospectus filed by the Company pursuant to Rule 424(b) on April 18, 1997).

          23.1 Consent of Deloitte & Touche LLP

          99.1 Unaudited Interim Financial Statements

          99.2 Interim Pro Forma Financial Information"

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         GEMSTAR INTERNATIONAL GROUP LIMITED



Date:  July 30, 1997     By: /s/ LARRY GOLDBERG
                            -------------------------------
                            Larry Goldberg
                            Secretary and Corporate Counsel

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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.
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2.1              Agreement and Plan of Merger, dated as of December 23, 1996, by and among the Company, StarSight and Sub (incorporated by reference to Appendix A to the Final Joint Proxy
                 Statement/Prospectus filed by the Company pursuant to Rule 424(b) on April 18, 1997).

23.1             Consent of Deloitte & Touche LLP

99.1             Unaudited Interim Financial Statements

99.2             Interim Pro Forma Financial Information

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